UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07253)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Semiannual report 2|29|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Shareholder meeting results	51

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have less than investment-grade status, which means their issuing companies are considered more likely to default on their loans than more creditworthy companies. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were intro-duced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

What was the market environment like for high-yield convertibles and bonds during the period?

Eric: Continued uncertainty regarding the European sovereign debt crisis resulted in significant market volatility during the early months of the period. However, in late November, as investors refocused on positive underlying corporate fundamentals, renewed demand for high-yielding securities fueled a strong rally in both market sectors through the end of the period. Within this environment, the fund posted a solid absolute return, but trailed its primary and secondary benchmarks, and the average return of its Lipper peer category.

Why did the fund underperform its primary benchmark?

Rob: On the high-yield convertibles side of the fund, a number of securities in the technology, communication services, consumer cyclicals, and health-care sectors adversely affected performance. Unfavorable positioning within capital goods and materials also hampered the fund’s relative return. Within high-yield bonds, positioning in services, industrials, metals and mining, and health care dampened the fund’s results.

Which holdings were the primary relative detractors?

Eric: The biggest detractor among our convertible securities during the period was

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

MF Global Holdings, a brokerage firm specializing in futures and derivatives trading that filed for bankruptcy protection in October 2011. We invested in MF Global at its initial public offering because it was an investment-grade company led by a CEO with impressive industry experience. We also believed, given the absence of Lehman Brothers and Bear Stearns, that MF Global could quickly capture market share. Ultimately, however, MF Global’s heavily leveraged portfolio of eurozone debt, the downgrading of its convertibles to below investment grade, and pressure from short sellers forced the firm to declare bankruptcy. We sold the fund’s position as soon as the major credit-rating agencies began to cut their ratings on the firm’s securities. By way of background, “short selling” occurs when investors sell borrowed securities with the goal of buying them back at a lower price. Short sellers make money if the security declines in price.

An out-of-benchmark investment in Powerwave Technologies also detracted. A small manufacturer of telecommunications equipment, the company struggled due to significantly reduced capital spending by global telecom providers during 2011’s second half. We continue to hold the position, believing Powerwave’s convertibles are trading at a substantial discount to the company’s value.

Our investment in Clearwire Communications — also outside of the index — proved disappointing during the past six months. Clearwire, which is majority owned by Sprint Nextel, is building a fourth-generation [4G] wireless network in the United States, and was hurt by uncertainty surrounding Sprint’s 4G expansion strategy.

Credit qualities are shown as a percentage of net assets as of 2/29/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities include bonds and represent only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Investors also questioned the adequacy of Clearwire’s funding, given the substantial spending required to build its network. Clearwire’s funding issues were ultimately resolved, and we continue to maintain our investment in the company. However, we swapped out of Clearwire’s convertibles into its high-yield bonds, which we viewed as relatively more attractive.

Rob: Among our high-yield bond holdings, detractors included hotel and casino operator Caesars Entertainment and CONSOL Energy, a Pennsylvania-based energy company with interests in coal and natural gas production.

Which investments were the biggest contributors to relative performance?

Eric: At the sector level, the fund’s convertibles portfolio benefited from favorable positioning in energy, utilities, and transportation. The standout industry groups within high-yield bonds were cable/ satellite, financials, consumer products, and broadcasting.

Among convertible securities, the top overall contributor was an underweighted position in Chesapeake Energy, the second-largest producer of natural gas in the United States. Given the fact that Chesapeake is a large index component, we believed some exposure to its convertibles was warranted, but not

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time an index-sized stake. Our relative lack of conviction in the company’s securities proved advantageous during the past six months.

The fund also benefited from two out-of-benchmark investments in energy companies that agreed to be acquired during the period. The first of these was oil and gas pipeline operator El Paso, which agreed to a buyout offer from Kinder Morgan totaling about $21 billion in cash and stock, making it one of the biggest energy deals in history. The second was oil services provider Global Industries, which was acquired by Technip, a Paris-based firm offering project management, engineering, and construction services to the energy industry. Global Industries was sold during the period.

In financials, avoiding convertibles issued by troubled government-sponsored mortgage enterprise FNMA [Fannie Mae] proved advantageous. Similarly, underweighting diversified financial services giant Citigroup also aided relative results. Citigroup’s convertibles rallied during the period’s second half, but we believed it was prudent to largely steer clear of its securities, since the environment for global financial institutions remained weak.

Rob: The top individual contributor among the fund’s high-yield bond holdings was Intelsat, which is the largest satellite communications provider in the world. The company continued to benefit from growing demand for broadcasting, data transmission, and secure information flow in markets around the world.

Clear Channel Communications, the biggest radio station operator in the United States, also gave the fund a boost, thanks to stronger advertising sales amid an improving

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of net assets as of 2/29/12. Cash and net other assets represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

economic backdrop. Clear Channel noted particularly strong advertising demand from automotive companies and political groups in the current campaign season.

What is your outlook for the coming months?

Eric: While riskier asset classes have performed better of late, issues that led to volatility in 2011 still have not been resolved, including the eurozone debt situation and U.S. fiscal policy. Additionally, as the period came to a close, increased concern about Iran’s nuclear program surfaced. All told, given this uncertain backdrop, my outlook remains cautious.

Rob: In the high-yield bond market, while spreads [the yield advantage high-yield bonds offer over Treasuries] have tightened during the past few months, we believe they are still attractive on a historical basis. In our view, the outlook for yield spreads is relatively positive, given the modestly improving economic backdrop, and a supportive technical [supply and demand] environment due to solid inflows to high-yield funds. What’s more, the amount of refinancing that has occurred during the past two years has extended the maturity profile of many high-yield issuers, which helps reduce their current debt load. As a result, we believe the prospects appear quite good for a low default rate over the near term.

Thanks for updating us, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/29/12

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.25%	8.93%

10 years	145.60	133.76
Annual average	9.40	8.86

5 years	27.38	37.80
Annual average	4.96	6.62

3 years	90.06	95.70
Annual average	23.87	25.08

1 year	0.04	4.14

6 months	5.85	5.60

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 2/29/12

			Lipper Convertible
	BofA Merrill Lynch		Securities Funds
	All-Convertibles	JPMorgan Developed	(closed-end)
	Speculative Quality Index	High Yield Index	category average*

Annual average
Life of fund (since 7/9/87)	—†	—†	8.32%

10 years	125.20%	155.39%	76.00
Annual average	8.46	9.83	5.65

5 years	21.76	50.01	17.42
Annual average	4.02	8.45	3.19

3 years	114.91	97.35	102.69
Annual average	29.05	25.43	26.11

1 year	–3.86	8.25	–0.61

6 months	7.06	8.87	7.85

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/12, there were 11, 11, 11, 10, 4, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions

Number		6

Income		$0.2634

Capital gains		—

Total		$0.2634

Share value	NAV		Market price

8/31/11	$8.12		$8.10

2/29/12	8.31		8.27

Current yield (end of period)

Current dividend rate*	6.34%		6.37%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.23%	9.02%

10 years	138.95	139.61
Annual average	9.10	9.13

5 years	26.97	39.20
Annual average	4.89	6.84

3 years	85.15	95.61
Annual average	22.79	25.06

1 year	0.39	6.55

6 months	11.97	17.37

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/29/12 (Unaudited)

CORPORATE BONDS AND NOTES (42.0%)*	Principal amount		Value

Basic materials (2.6%)
AbitibiBowater, Inc. 144A company
guaranty sr. notes 10 1/4s, 2018 (Canada)		$25,000	$28,563

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017		110,000	108,350

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		185,000	197,024

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		55,000	60,225

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		140,000	152,600

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		115,000	126,500

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		50,000	51,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		160,000	167,200

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec notes 6 3/8s, 2016 (Australia)		5,000	5,175

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		95,000	104,975

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		90,000	95,400

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		150,000	157,858

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		45,000	44,100

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		90,000	93,150

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		90,000	101,700

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		75,000	84,750

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		200,000	211,000

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	105,000	122,707

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$130,000	137,150

Lyondell Chemical Co. company guaranty notes 11s, 2018		159,712	175,084

Momentive Performance Materials, Inc. notes 9s, 2021		185,000	170,663

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		25,000	25,250

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		110,000	122,650

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		120,000	121,500

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F		230,000	1

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	55,000	79,431

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$50,000	48,625

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		105,000	105,788

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		35,000	34,038

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount		Value

Basic materials cont.
Solo Cup Co./Solo Cup Operating Corp. company
guaranty sr. notes 10 1/2s, 2013		$30,000	$30,338

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		90,000	101,925

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		165,000	193,463

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		65,000	67,519

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		65,000	67,925

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018 (Canada)		10,000	9,575

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		110,000	116,050

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		160,000	164,200

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		75,000	37,125

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 3/8s, 2032 R		40,000	43,501

			3,764,078
Capital goods (2.6%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		185,000	200,263

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		140,000	149,100

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		60,000	61,200

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		41,000	45,920

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	100,000	139,938

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		$30,000	30,675

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		35,000	38,981

Berry Plastics Corp. company guaranty notes FRN 4.421s, 2014		75,000	71,813

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		70,000	74,725

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		80,000	85,600

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		50,000	51,750

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		80,000	92,800

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		100,000	105,750

Crown Americas, LLC/Crown Americas Capital Corp. III
company guaranty sr. unsec. notes 6 1/4s, 2021		15,000	16,613

Exide Technologies sr. notes 8 5/8s, 2018		145,000	112,738

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		225,000	242,438

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		285,000	340,553

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		35,000	35,875

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		15,000	16,800

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		185,000	187,313

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		110,000	115,225

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019		100,000	105,750

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	$120,000	$120,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 7 3/4s, 2016	115,000	122,475

Ryerson Holding Corp. sr. disc. notes zero %, 2015	45,000	18,675

Ryerson, Inc. company guaranty sr. notes 12s, 2015	225,000	231,750

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	50,000	54,375

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	90,000	96,525

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016	55,000	62,494

Terex Corp. sr. unsec. sub. notes 8s, 2017	200,000	209,500

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	175,000	182,875

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	93,000	102,300

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	145,000	159,500

		3,682,289
Communication services (5.8%)
Adelphia Communications Corp. escrow bonds zero %, 2012	20,000	124

Adelphia Communications Corp. escrow bonds zero %, 2012	235,000	1,457

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	200,000	201,000

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	85,000	89,463

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	180,000	202,950

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	39,288

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	110,000	120,175

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	95,000	100,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	76,650

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	75,000	80,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	85,000	91,588

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	125,000	134,063

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	130,000	123,988

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	95,000	98,088

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	714,000	606,842

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	120,000	116,700

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	110,000	106,975

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	195,000	194,025

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	115,000	122,475

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount		Value

Communication services cont.
Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		$45,000	$49,275

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021		65,000	70,363

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		165,000	174,900

Equinix, Inc. sr. unsec. notes 7s, 2021		75,000	83,063

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020		110,000	119,075

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		65,000	70,200

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014		25,000	27,188

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		95,000	102,006

Hughes Satellite Systems Corp. company guaranty sr. sec.
notes 6 1/2s, 2019		130,000	137,800

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		145,000	157,325

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)		140,000	148,050

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		322,187	331,853

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		580,000	598,125

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		85,000	86,700

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		80,000	88,400

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019		20,000	20,950

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes FRN 8 5/8s, 2020		85,000	90,738

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		50,000	51,625

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		55,000	60,088

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec.
notes 7 1/4s, 2022		60,000	60,750

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		165,000	176,756

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		95,000	93,813

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		50,000	57,000

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		135,000	138,375

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		50,000	54,500

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		160,000	179,200

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	75,000	76,493

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		$20,000	20,070

Qwest Corp. notes 6 3/4s, 2021		130,000	147,585

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	99,949

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount		Value

Communication services cont.
Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016		$20,000	$23,422

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	72,281

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		55,000	60,500

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		145,000	156,238

Sprint Capital Corp. company guaranty 6 7/8s, 2028		295,000	230,100

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		95,000	93,100

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		290,000	263,900

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		155,000	172,825

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017		95,000	95,475

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	75,000	78,347

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)		$140,000	140,000

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		175,000	199,500

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		80,000	78,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)		110,000	112,750

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		128,062	111,734

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		35,000	38,325

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2013		95,000	101,888

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		65,000	73,288

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		75,000	81,938

			8,262,440
Consumer cyclicals (9.5%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		15,000	15,150

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		105,000	93,450

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		135,000	120,825

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		125,000	117,188

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020		185,000	172,975

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		177,000	187,178

American Media, Inc. 144A notes 13 1/2s, 2018		18,955	14,595

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022		85,000	87,231

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		50,000	51,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		40,000	43,600

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	$35,000	$36,225

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	65,000	60,856

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	65,000	55,900

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	34,100

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	5,000	4,681

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	175,000	112,000

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	25,000	23,750

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	100,000	108,250

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,825

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	53,750

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	40,000	43,500

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec notes 10s, 2019	90,000	92,363

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	262,000	202,395

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2015	30,000	27,300

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	270,000	295,650

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020	90,000	91,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	20,000	22,350

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	20,000	17,100

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	125,000	121,250

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	40,000	39,200

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	200,000	202,000

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	85,000	94,563

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	25,000	26,688

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	173,022	187,080

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	120,000	110,400

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	180,000	146,700

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	100,000	89,625

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	20,000	21,900

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	$120,000	$132,000

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. sub. notes 7 5/8s, 2020 ∆	65,000	65,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	205,000	212,175

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	125,000	122,188

DISH DBS Corp. company guaranty 7 1/8s, 2016	15,000	16,575

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	135,000	158,625

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	170,000	188,700

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	110,000	117,425

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	151,000	170,630

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	165,000	168,713

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	315,000	392,963

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015	110,000	122,100

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	200,000	223,352

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	130,000	137,313

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	85,000	88,825

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	75,000	83,438

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018	240,000	270,600

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	195,000	194,269

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	90,000	89,775

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016	50,000	54,688

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	150,000	167,250

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	10,000	11,375

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018	40,000	44,000

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022	50,000	52,188

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	145,000	151,163

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	82,601

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	100,000	110,250

Limited Brands, Inc. sr. notes 5 5/8s, 2022	50,000	51,625

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	180,000	173,700

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	160,000	184,120

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2015	75,000	88,527

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	200,000	10,000

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	165,000	176,963

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	27,938

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	40,000	40,000

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	$140,000	$141,750

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	22,750

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,041

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	50,000	53,250

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	225,000	238,478

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019 ‡‡	291,450	279,063

Navistar International Corp. sr. notes 8 1/4s, 2021	224,000	244,720

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	140,000	140,175

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	105,000	112,350

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	205,000	228,063

Nortek, Inc. company guaranty sr. unsec notes 10s, 2018	125,000	131,563

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	45,000	43,538

Owens Corning company guaranty sr. unsec. notes 9s, 2019	225,000	274,500

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	30,000	33,675

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	150,000	156,377

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	65,000	71,500

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	95,000	95,475

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	35,000	38,063

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	180,000	185,400

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	140,000	148,400

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	80,000	73,600

QVC Inc. 144A sr. notes 7 1/2s, 2019	90,000	99,900

QVC Inc. 144A sr. notes 7 3/8s, 2020	65,000	71,988

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	90,000	87,525

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	25,125

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	35,000	33,950

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	25,813

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	160,000	175,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	135,000	149,175

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	140,000	151,375

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	130,000	119,925

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	40,000	35,600

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	182,000

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020	90,000	94,950

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	53,000	57,775

Sears Holdings Corp. company guaranty 6 5/8s, 2018	55,000	47,438

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount		Value

Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		$40,000	$41,500

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		30,000	30,825

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017		110,000	116,325

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		145,000	160,769

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		120,000	38,100

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		80,000	45,800

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		75,000	39,750

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	60,000	82,004

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2014	EUR	80,000	109,338

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		$75,000	74,438

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		115,000	122,475

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018		30,000	30,675

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		50,000	51,375

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		70,000	78,925

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		145,000	165,119

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		130,000	142,350

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		190,000	194,514

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		95,000	92,031

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		210,000	227,588

			13,571,068
Consumer staples (3.5%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		80,000	88,301

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		35,000	38,150

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		30,000	32,700

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		150,000	154,875

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		75,000	84,750

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		63,393	65,929

Claire’s Escrow II Corp. 144A sr. notes 9s, 2019		95,000	97,850

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		80,000	69,800

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		145,000	163,850

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount		Value

Consumer staples cont.
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		$150,000	$163,500

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		130,000	138,450

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		30,000	33,150

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		95,000	97,613

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		175,000	192,938

Dole Food Co. sr. notes 13 7/8s, 2014		94,000	107,630

Dole Food Co. 144A sr. notes 8s, 2016		35,000	37,100

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		105,000	113,138

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		45,000	48,544

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	110,000	158,084

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$60,000	69,525

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		45,000	46,463

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		205,000	199,875

Landry’s Acquisition Co. 144A company
guaranty notes 11 5/8s, 2015		30,000	32,175

Landry’s Restaurant, Inc. company guaranty notes 11 5/8s, 2015		90,000	98,325

Libbey Glass, Inc. sr. notes 10s, 2015		72,000	77,310

Michael Foods, Inc. company guaranty sr. unsec
notes 9 3/4s, 2018		55,000	60,225

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		45,000	46,238

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		40,000	42,600

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		135,000	147,319

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		80,000	86,500

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		40,000	45,550

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		65,000	66,625

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		250,000	253,750

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		35,000	39,900

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020		95,000	96,188

Service Corporation International sr. notes 7s, 2019		50,000	55,250

Service Corporation International sr. notes 7s, 2017		65,000	72,800

Service Corporation International sr. unsec. 7 3/8s, 2014		125,000	138,125

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		130,000	152,425

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018		95,000	108,300

Spectrum Brands Holdings, Inc. company guaranty sr. unsec.
sub. bonds 12s, 2019		117,016	128,571

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer staples cont.
Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018	$50,000	$57,000

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	85,000	89,250

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	305,000	355,325

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019	135,000	149,175

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	225,000	247,784

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	55,000	60,363

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	65,000	70,281

		4,979,569
Energy (6.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	80,000	77,600

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	85,000	83,300

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	210,000	270,472

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	75,000	86,968

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	15,000	18,005

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	50,000	60,092

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	105,000	104,738

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	110,000	110,000

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	45,000	45,225

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	50,000	32,500

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	60,000	63,150

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017	65,000	66,950

BreitBurn Energy Partners LP/BreitBurn Finance Corp. 144A
company guaranty sr. unsec. notes 7 7/8s, 2022	25,000	26,188

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	265,000	275,600

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	85,000	95,625

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	155,000	161,588

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	45,000	49,950

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	35,000	40,250

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019	130,000	130,650

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022	35,000	36,225

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	45,000	45,900

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	115,000	117,300

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy cont.
Complete Production Services, Inc. company guaranty 8s, 2016	$100,000	$104,080

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	110,000	106,700

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	120,000	132,750

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	50,000	48,750

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	215,000	234,350

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	130,000	141,375

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	20,000	20,150

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	249,550

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	95,000	108,063

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	65,000	71,338

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	250,000	223,750

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	75,000	79,500

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	85,000	75,225

Forbes Energy Services Ltd. company guaranty sr. unsec
notes 9s, 2019	80,000	78,800

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. notes 7 5/8s, 2018	115,000	122,763

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	185,000	181,300

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	345,000	362,250

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	130,000	134,225

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	99,000	95,535

James River Coal Co. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2019	45,000	30,375

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	110,000	115,225

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	145,000	155,150

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	160,000	176,400

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	50,000	52,250

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	90,000	96,300

Milagro Oil & Gas company guaranty notes 10 1/2s, 2016	120,000	92,400

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	50,000	54,000

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	95,850

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	210,000	213,150

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy cont.
Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	$120,000	$133,800

Peabody Energy Corp. company guaranty 7 3/8s, 2016	185,000	209,050

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	10,000	10,813

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	175,000	183,313

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	190,000	201,875

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	135,000	150,019

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	265,000	288,850

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	175,000	191,625

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	50,000	50,875

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	74,550

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	50,000	54,750

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	45,000	45,450

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	135,000	146,475

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	185,000	198,875

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	245,000	257,863

SandRidge Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2016	55,000	59,950

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	25,000	25,250

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	230,000	238,050

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	55,000	58,988

SM Energy Co. 144A sr. unsec. notes 6 1/2s, 2021	50,000	54,000

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	25,000	26,750

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	30,000	30,713

Whiting Petroleum Corp. company guaranty 7s, 2014	90,000	96,300

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	71,000	89,674

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	40,000	41,300

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	145,000	147,900

		8,716,888
Financials (4.1%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity	195,000	155,513

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	75,000	69,375

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	90,000	93,026

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	65,000	71,825

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	60,000	67,950

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	$65,000	$71,581

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	40,000	40,400

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.727s, 2014	65,000	60,836

Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	69,875

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	140,000	148,225

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	30,000	30,113

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	105,000	106,313

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	35,000	37,188

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	170,000	196,350

CIT Group, Inc. sr. bonds 7s, 2017	354	354

CIT Group, Inc. sr. bonds 7s, 2016	286	287

CIT Group, Inc. 144A bonds 7s, 2017	556,000	556,695

CIT Group, Inc. 144A bonds 7s, 2016	144,000	144,180

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	135,000	145,463

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	100,000	102,125

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	105,000	113,006

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	110,000	106,700

Dresdner Funding Trust I 144A bonds 8.151s, 2031	140,000	116,200

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	80,000	81,400

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	107,000	124,655

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)	175,000	124,250

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	135,000	121,292

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	60,000	44,169

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	184,500

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	115,000	117,588

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	240,000	254,400

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	15,000	15,300

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	168,000	174,090

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	75,000	73,125

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	30,000	26,250

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	50,000	53,156

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount		Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		$65,000	$67,113

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		140,000	155,225

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027		30,000	30,338

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015		120,000	125,400

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		70,000	75,688

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017		135,000	131,625

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		60,000	45,750

Regions Financing Trust II company guaranty jr. unsec.
sub. bonds FRB 6 5/8s, 2047		135,000	122,850

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015		225,000	189,563

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)		265,000	218,625

SLM Corp. sr. notes Ser. MTN, 8s, 2020		45,000	49,500

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		290,000	324,800

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		295,000	228,625

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI,
4 7/8s, 2012		120,000	115,200

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		100,000	100,906

			5,878,963
Health care (2.9%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		95,000	97,138

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		90,000	97,763

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		130,000	134,225

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	100,000	143,882

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	206,250

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		30,000	32,175

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		90,000	95,400

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		160,000	176,000

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		100,000	105,000

Endo Pharmaceutical Holdings, Inc. company
guaranty sr. unsec notes 7s, 2019		70,000	77,000

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		95,000	101,175

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		170,000	184,450

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		29,000	31,719

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		215,000	240,800

HCA, Inc. sr. notes 6.95s, 2012		70,000	70,613

HCA, Inc. sr. notes 6 1/2s, 2020		385,000	413,875

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	$110,000	$119,075

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	125,000	132,188

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec notes 8 3/8s, 2019	175,000	167,125

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	120,000	131,250

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018	165,000	171,600

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	110,000	106,150

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	103,253

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	78,800

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	131,119	131,283

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	85,000	91,588

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	15,000	17,475

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	55,000	62,700

Tenet Healthcare Corp. 144A company guaranty notes 6 1/4s, 2018	135,000	143,944

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	265,000	276,594

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	20,000	20,275

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	45,000	46,013

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	120,000	123,000

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	4,000	2,630

		4,132,408
Technology (2.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	55,000	60,363

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	105,000	116,419

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	25,000	19,250

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	20,000	20,050

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	220,000	220,000

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	55,000	55,756

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	227,350	218,256

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	55,000	52,525

Epicor Software Corp. 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	130,000	134,550

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	65,000	73,125

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	45,000	49,106

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	155,000	162,750

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	150,116	154,619

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	190,000	180,025

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	195,000	188,663

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	55,000	55,619

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	$114,000	$125,970

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	49,000	54,880

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	115,000	126,500

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	55,000	57,338

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	45,000	49,725

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	25,000	27,781

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	446,000	374,640

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	150,000	169,688

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	85,000	95,625

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7s, 2021 (Cayman Islands)	55,000	60,913

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	116,000	120,930

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	95,000	102,600

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	120,000	130,800

		3,258,466
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	200,000	210,250

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	185,000	199,338

CHC Helicopter SA 144A company guaranty sr. notes 9 1/4s,
2020 (Luxembourg)	100,000	100,250

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	140,000	153,125

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	130,000	62,400

		725,363
Utilities and power (2.1%)
AES Corp. (The) sr. unsec. notes 8s, 2020	55,000	64,488

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	85,000	97,963

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	75,000	85,500

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	100,000	110,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017	185,000	196,100

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	95,000	103,050

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	70,000	79,800

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	155,000	168,950

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	215,000	139,750

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	54,750

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	18,850

Edison Mission Energy sr. unsec. notes 7.2s, 2019	85,000	55,250

Edison Mission Energy sr. unsec. notes 7s, 2017	40,000	26,800

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	119,250

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	49,492

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	$45,000	$48,656

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	256,000	261,760

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	62,000	67,348

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	155,000	177,475

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	190,000	178,125

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	23,875

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	25,000	27,750

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	103,750

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	325,000	322,563

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	70,000	76,500

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	84,000	95,970

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	15,000	17,106

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	75,000	31,500

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	199,151	52,775

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	85,000	57,375

		2,912,521

Total corporate bonds and notes (cost $57,813,436)		$59,884,053

CONVERTIBLE BONDS AND NOTES (28.3%)*	Principal amount	Value

Basic materials (1.1%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$535,000	$608,563

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	520,000	591,500

USEC, Inc. cv. sr. unsec. notes 3s, 2014	600,000	351,000

		1,551,063
Capital goods (2.2%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	880,000	963,600

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	630,000	633,780

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	965,000	856,438

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	655,000	646,813

		3,100,631
Communication services (3.8%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	733,000	672,528

Equinix, Inc. cv. unsec. sub. notes 3s, 2014	890,000	1,229,313

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	1,280,000	1,216,000

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	645,000	990,914

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	1,160,000	440,800

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	515,000	804,044

		5,353,599

CONVERTIBLE BONDS AND NOTES (28.3%)* cont.	Principal amount	Value

Consumer cyclicals (7.2%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	$397,000	$435,211

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	1,270,000	1,171,575

Digital River, Inc. cv. sr. unsec. notes 2s, 2030	954,000	894,375

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	496,000	788,640

Liberty Interactive, LLC cv. sr. unsec.
unsub. notes 3 1/2s, 2031	2,280,000	1,382,364

Liberty Interactive, LLC cv. sr. unsec.
unsub. notes 3 1/8s, 2023	1,150,000	1,382,875

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	1,070,000	1,007,138

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	1,465,000	1,569,381

PHH Corp. cv. sr. unsec. notes 4s, 2014	770,000	721,321

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	622,000	914,371

		10,267,251
Consumer staples (0.7%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	465,300

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	618,000	589,418

		1,054,718
Energy (2.7%)
Alpha Natural Resources, Inc. cv. sr. unsec. notes 2 3/8s, 2015	570,000	539,363

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/4s, 2038	1,380,000	1,104,000

Endeavour International Corp. 144A cv. company
guaranty sr. unsec. notes 5 1/2s, 2016	643,000	618,084

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	650,000	624,000

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	689,000	341,055

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	670,000	672,513

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	500,000	5,000

		3,904,015
Financials (3.2%)
Amtrust Financial Services, Inc. 144A cv. sr. unsec.
notes 5 1/2s, 2021	408,000	445,985

Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	935,000	992,783

Hercules Technology Growth Capital, Inc.
144A cv. sr. unsec. notes 6s, 2016	415,000	409,294

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN 1.081s, 2012 R	820,000	768,750

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	598,000	838,695

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	920,000	798,100

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	365,000	370,931

		4,624,538
Health care (3.3%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	940,000	877,725

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China) (In default) †	763,000	282,310

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China) (In default) †	445,000	146,850

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	1,135,000	946,306

CONVERTIBLE BONDS AND NOTES (28.3%)* cont.	Principal amount	Value

Health care cont.
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	$1,010,000	$999,900

Illumina, Inc. 144A cv. sr. unsec. notes 1/4s, 2016	360,000	341,550

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	302,000	301,623

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	625,000	728,906

		4,625,170
Technology (3.8%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	1,414,000	1,467,025

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	1,800,000	2,367,000

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	875,000	789,688

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	695,000	753,641

		5,377,354
Transportation (0.3%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	670,000	470,675

		470,675

Total convertible bonds and notes (cost $38,777,942)		$40,329,014

CONVERTIBLE PREFERRED STOCKS (23.9%)*	Shares	Value

Basic materials (0.9%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	$657

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	18,065	1,232,936

		1,233,593
Communication services (0.9%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,199,940

		1,199,940
Consumer cyclicals (6.0%)
Callaway Golf Co. Ser. B, 7.50% cv. pfd.	6,030	609,030

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	62,060	1,590,288

General Motors Co. Ser. B, $2.375 cv. pfd.	67,775	2,893,141

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	1,170	1,222,650

Nielsen Holdings NV $3.125 cv. pfd.	21,515	1,231,734

Stanley Black & Decker, Inc. $4.75 cv. pfd.	8,247	1,013,639

		8,560,482
Consumer staples (1.7%)
Bunge, Ltd. $4.875 cv. pfd.	11,750	1,169,125

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	45,742	432,719

Newell Financial Trust I $2.625 cum. cv. pfd.	18,460	858,390

		2,460,234
Energy (1.5%)
Apache Corp. Ser. D, $3.00 cv. pfd.	13,095	792,248

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	1,292	1,382,440

		2,174,688
Financials (9.3%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	28,010	716,006

AMG Capital Trust II $2.575 cv. pfd.	31,375	1,331,477

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	4,125	272,786

Bank of America Corp. Ser. L, 7.25% cv. pfd.	2,302	2,158,125

Citigroup, Inc. $7.50 cv. pfd.	24,615	2,436,639

CONVERTIBLE PREFERRED STOCKS (23.9%)* cont.	Shares	Value

Financials cont.
Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	41,435	$837,505

Hartford Financial Services Group, Inc. (The)
Ser. F, $1.182 cv. pfd.	30,825	688,748

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	20,775	1,095,466

Huntington Bancshares Ser. A, 8.50% cv. pfd.	844	970,600

MetLife, Inc. $3.75 cv. pfd.	14,125	1,022,509

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,575	1,730,531

		13,260,392
Technology (0.7%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	1,255	1,027,531

		1,027,531
Transportation (0.6%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	76,740	885,296

		885,296
Utilities and power (2.3%)
AES Trust III $3.375 cv. pfd.	30,565	1,512,968

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	49,912

Great Plains Energy, Inc. $6.00 cv. pfd.	13,955	837,579

PPL Corp. $4.375 cv. pfd.	16,855	903,597

		3,304,056

Total convertible preferred stocks (cost $34,036,344)		$34,106,212

COMMON STOCKS (1.4%)*	Shares	Value

Alpha Natural Resources, Inc. †	1,380	$25,613

Avis Budget Group, Inc. †	3,210	41,409

Bohai Bay Litigation, LLC (Escrow) F	406	1,267

Chesapeake Energy Corp.	2,190	54,750

Cincinnati Bell, Inc. †	7,491	28,091

CIT Group, Inc. †	936	38,105

Compton Petroleum Corp. (Canada) †	5,645	23,709

CONSOL Energy, Inc.	1,500	53,730

Crown Castle International Corp. †	15,942	825,955

Deepocean Group (Shell) (acquired 6/9/11,
cost $131,921) (Norway) ‡	9,082	154,394

DISH Network Corp. Class A	2,080	60,674

FelCor Lodging Trust, Inc. † R	8,485	32,582

Fortescue Metals Group, Ltd. (Australia)	9,200	54,304

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,770	75,331

General Motors Co. †	2,830	73,637

Harry & David Holdings, Inc.	124	9,858

Interpublic Group of Companies, Inc. (The)	6,010	70,437

Magellan Health Services, Inc. †	7	331

Newfield Exploration Co. †	1,350	48,600

NII Holdings, Inc. †	2,425	43,359

Quicksilver Resources, Inc. †	4,455	24,681

Spectrum Brands Holdings, Inc. †	3,329	94,610

Stallion Oilfield Holdings, Ltd.	693	24,948

COMMON STOCKS (1.4%)* cont.			Shares	Value

Terex Corp. †			2,105	$53,446

Trump Entertainment Resorts, Inc.			152	152

TRW Automotive Holdings Corp. †			790	36,135

Vantage Drilling Co. †			38,638	50,616

Vertis Holdings, Inc. F			481	5

Total common stocks (cost $1,974,050)				$2,000,729

UNITS (0.9%)*			Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			1,540,000	$1,232,000

Total units (cost $1,260,498)				$1,232,000

PREFERRED STOCKS (0.2%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			111	$96,313

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			6,800	159,664

Total preferred stocks (cost $260,815)				$255,977

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 0.001	119	$6,295

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	168,777	40,507

Total warrants (cost $38,280)				$46,802

SENIOR LOANS (—%)* [c]		Principal amount		Value

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014			$54,268	$15,975

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.27s, 2014			20,249	5,961

Total senior loans (cost $72,216)				$21,936

SHORT-TERM INVESTMENTS (2.3%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]			3,232,813	$3,232,813

Total short-term investments (cost $3,232,813)				$3,232,813

TOTAL INVESTMENTS

Total investments (cost $137,466,394)				$141,109,536

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
USD / $	United States Dollar
Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $142,423,397.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $154,394, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $17,971 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $1,661,151) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Canadian Dollar	Sell	3/22/12	$35,357	$35,074	$(283)

	Euro	Sell	3/22/12	43,969	43,566	(403)

Citibank, N.A.

	Euro	Buy	3/22/12	22,251	22,001	250

Credit Suisse AG

	Euro	Sell	3/22/12	123,380	122,991	(389)

Deutsche Bank AG

	Euro	Sell	3/22/12	126,578	125,163	(1,415)

Goldman Sachs International

	Euro	Sell	3/22/12	120,849	119,453	(1,396)

HSBC Bank USA, National Association

	Euro	Sell	3/22/12	50,631	50,049	(582)

JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	3/22/12	41,418	41,104	(314)

	Euro	Buy	3/22/12	225,043	222,458	2,585

Royal Bank of Scotland PLC (The)

	Euro	Buy	3/22/12	75,148	74,300	848

State Street Bank and Trust Co.

	Euro	Sell	3/22/12	43,969	43,507	(462)

UBS AG

	Euro	Sell	3/22/12	1,599	1,582	(17)

Westpac Banking Corp.

	Australian Dollar	Sell	3/22/12	66,769	66,632	(137)

	Canadian Dollar	Sell	3/22/12	74,856	74,286	(570)

	Euro	Sell	3/22/12	625,696	618,985	(6,711)

Total						$(8,996)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$75,331	$54,304	$—

Capital goods	53,446	—	—

Communication services	958,079	—	—

Consumer cyclicals	212,791	152	5

Consumer staples	145,877	—	—

Energy	281,699	179,342	1,267

Financials	38,105	—	—

Health care	331	—	—

Total common stocks	1,765,659	233,798	1,272

Convertible bonds and notes	—	40,329,014	—

Convertible preferred stocks	—	34,105,555	657

Corporate bonds and notes	—	59,509,412	374,641

Preferred stocks	—	255,977	—

Senior loans	—	21,936	—

Units	—	1,232,000	—

Warrants	—	—	46,802

Short-term investments	3,232,813	—	—

Totals by level	$4,998,472	$135,687,692	$423,372

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(8,996)	$—

Totals by level	$—	$(8,996)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $134,233,581)	$137,876,723
Affiliated issuers (identified cost $3,232,813) (Note 6)	3,232,813

Cash	36,997

Dividends, interest and other receivables	1,953,798

Receivable for investments sold	1,314,193

Unrealized appreciation on forward currency contracts (Note 1)	3,683

Total assets	144,418,207

LIABILITIES

Distributions payable to shareholders	752,294

Payable for investments purchased	748,642

Payable for purchases of delayed delivery securities (Note 1)	65,106

Payable for compensation of Manager (Note 2)	231,563

Payable for investor servicing fees (Note 2)	5,801

Payable for custodian fees (Note 2)	8,350

Payable for Trustee compensation and expenses (Note 2)	82,764

Payable for administrative services (Note 2)	539

Unrealized depreciation on forward currency contracts (Note 1)	12,679

Other accrued expenses	87,072

Total liabilities	1,994,810

Net assets	$142,423,397

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$165,585,700

Undistributed net investment income (Note 1)	456,684

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(27,253,194)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,634,207

Total — Representing net assets applicable to capital shares outstanding	$142,423,397

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($142,423,397 divided by 17,139,034 shares)	$8.31

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,251 from investments in affiliated issuers) (Note 6)	$3,543,834

Dividends (net of foreign tax of $247)	1,281,938

Total investment income	4,825,772

EXPENSES

Compensation of Manager (Note 2)	465,608

Investor servicing fees (Note 2)	34,019

Custodian fees (Note 2)	6,799

Trustee compensation and expenses (Note 2)	5,814

Administrative services (Note 2)	1,830

Auditing	61,429

Other	53,879

Total expenses	629,378

Expense reduction (Note 2)	(289)

Net expenses	629,089

Net investment income	4,196,683

Net realized gain on investments (Notes 1 and 3)	963,405

Net realized gain on foreign currency transactions (Note 1)	55,628

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(5,306)

Net unrealized appreciation of investments during the period	2,541,409

Net gain on investments	3,555,136

Net increase in net assets resulting from operations	$7,751,819

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$4,196,683	$8,636,868

Net realized gain on investments
and foreign currency transactions	1,019,033	6,548,737

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,536,103	(2,980,032)

Net increase in net assets resulting from operations	7,751,819	12,205,573

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(4,513,695)	(9,023,929)

Increase in capital share transactions from reinvestment
of distributions	65,379	234,339

Decrease from capital shares repurchased (Note 5)	—	(73,470)

Total increase in net assets	3,303,503	3,342,513

NET ASSETS

Beginning of period	139,119,894	135,777,381

End of period (including undistributed net investment
income of $456,684 and $773,696, respectively)	$142,423,397	$139,119,894

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	17,130,850	17,113,325

Shares issued in connection with reinvestment
of distributions	8,184	27,538

Shares repurchased (Note 5)	—	(10,013)

Shares outstanding at end of period	17,139,034	17,130,850

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	2/29/12	8/31/11	8/31/10	8/31/09	8/31/08	8/31/07

Net asset value,
beginning of period	$8.12	$7.93	$7.13	$8.23	$9.15	$8.82

Investment operations:

Net investment income (loss) [a]	.24	.50	.51	.50	.56	.55

Net realized and unrealized
gain (loss) on investments	.21	.22	.81	(1.10)	(.98)	.30

Total from investment operations	.45	.72	1.32	(.60)	(.42)	.85

Less distributions:

From net investment income	(.26)	(.53)	(.53)	(.55)	(.55)	(.55)

Total distributions	(.26)	(.53)	(.53)	(.55)	(.55)	(.55)

Increase from shares repurchased	—	—[d]	.01	.05	.05	.03

Net asset value, end of period	$8.31	$8.12	$7.93	$7.13	$8.23	$9.15

Market price, end of period	$8.27	$8.10	$8.19	$6.80	$7.29	$8.24

Total return at market price (%) [b]	5.60 *	5.22	29.08	2.60	(5.09)	11.64

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$142,423	$139,120	$135,777	$123,256	$149,717	$175,989

Ratio of expenses to
average net assets (%) [c]	.46 *	.91	.93	1.04 [e]	.96 [e]	.96 [e]

Ratio of net investment income
(loss) to average net assets (%)	3.09 *	5.86	6.60	8.11 [e]	6.36 [e]	5.96 [e]

Portfolio turnover (%)	22 *	63	61	50	42	44

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of the fund for the periods ended August 31, 2009, August 31, 2008 and August 31, 2007 reflect a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective by investing mostly in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding nonconvertible securities with the potential for capital appreciation.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $12,365 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2011, the fund had a capital loss carryover of $27,816,492 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$133,642	$—	$133,642	August 31, 2016

4,037,408	—	4,037,408	August 31, 2017

23,645,442	—	23,645,442	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $137,518,632, resulting in gross unrealized appreciation and depreciation of $10,234,033 and $6,643,129, respectively, or net unrealized appreciation of $3,590,904.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average net assets,
0.600%	of the next $500 million of average net assets,
0.550%	of the next $500 million of average net assets,
0.500%	of the next $5 billion of average net assets,
0.475%	of the next $5 billion of average net assets,
0.455%	of the next $5 billion of average net assets,
0.440%	of the next $5 billion of average net assets,
0.430%	of the next $5 billion of average net assets,
0.420%	of the next $5 billion of average net assets,
0.410%	of the next $5 billion of average net assets,
0.400%	of the next $5 billion of average net assets,
0.390%	of the next $5 billion of average net assets,
0.380%	of the next $8.5 billion of average net assets and
0.370%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $44 under the expense offset arrangements and by $245 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $103, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,403,968 and $29,376,316, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$3,683	Payables	$12,679

Equity contracts	Investments	46,802	Payables	—

Total		$50,485		$12,679

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$56,970	$56,970

Total	$56,970	$56,970

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(5,151)	$(5,151)

Equity contracts	1,399	—	$1,399

Total	$1,399	$(5,151)	$(3,752)

* Outstanding warrants at the close of the reporting period are indicative of the volume of activity during the reporting period.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 217 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $1,803 based on net asset value.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,251 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $9,885,268 and $9,898,550, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Shareholder meeting results (Unaudited)

January 26, 2012 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	15,330,587	506,229

Barbara M. Baumann	15,348,252	488,564

Jameson A. Baxter	15,345,457	491,359

Charles B. Curtis	15,314,536	522,280

Robert J. Darretta	15,351,826	484,990

John A. Hill	15,311,428	525,388

Paul L. Joskow	15,344,350	492,466

Elizabeth T. Kennan	15,312,442	524,374

Kenneth R. Leibler	15,355,347	481,469

Robert E. Patterson	15,348,863	487,953

George Putnam, III	15,339,287	497,529

Robert L. Reynolds	15,352,723	484,093

W. Thomas Stephens	15,312,487	524,329

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer	Michael Higgins
Custodian	and Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA710
273256 4/12

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 – September 30, 2011	—	—	—	1,701,748
October 1 – October 7, 2011	—	—	—	1,701,748
October 8 – October 31, 2011	—	—	—	1,713,490
November 1 – November 30, 2011	—	—	—	1,713,490
December 1 – December 31, 2011	—	—	—	1,713,490
January 1 – January 31, 2012	—	—	—	1,713,490
February 1 – February 28, 2012	—	—	—	1,713,490

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund’s outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009,.October 8, 2010 and October 8, 2011. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 1,797,637 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 1,729,489 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 1,711,761 shares of the fund. The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 1,713,490 shares of the fund.

**	Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012